                                  SCHEDULE 14A
                                 (RULE 14A-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
           PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

Filed by the Registrant  X
Filed by a Party other than the Registrant

Check the appropriate box:

   Preliminary Proxy Statement         Confidential, for Use of the Commission
                                       Only (as permitted by Rule 14a-6(e)(2))
X  Definitive Proxy Statement
   Definitive Additional Materials
   Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                              CAMDEN PROPERTY TRUST
                (Name of Registrant as Specified in Its Charter)

                                 NOT APPLICABLE
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

X No fee required.

   Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

   1)   Title of each class of securities to which transaction applies:

   2)   Aggregate number of securities to which transaction applies:

   3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

   4)   Proposed maximum aggregate value of transaction:

   5)   Total fee paid:

   Fee paid previously with preliminary materials.

   Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

   1)   Amount previously paid:

   2)   Form, Schedule or Registration Statement No.:

   3)   Filing party:

   4)   Date filed:

                              CAMDEN PROPERTY TRUST
                        THREE GREENWAY PLAZA, SUITE 1300
                              HOUSTON, TEXAS 77046


                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS



DATE:          May 13, 1999
TIME:          10:00 a.m., central time
PLACE:         The Houstonian
               111 North Post Oak Lane
               Houston, Texas

MATTERS TO BE VOTED ON:

1.   Election of eight trust managers to hold office for a one-year term;

2. Ratification of the appointment of Deloitte & Touche LLP as our independent auditors for 1999;

3. Approval of the postponement or adjournment of the meeting to solicit additional votes, if necessary to approve proposal 1 or 2; and

4.   Any other matter that may properly come before the meeting.

THE BOARD OF TRUST MANAGERS RECOMMENDS THAT YOU VOTE IN FAVOR OF THE ELECTION OF TRUST MANAGERS AND THE APPOINTMENT OF DELOITTE & TOUCHE LLP.

Shareholders who are holders of record of common shares at the close of business on March 16, 1999 will be entitled to vote at the annual meeting.

Please read the attached proxy statement and the voting instructions on the proxy card and then vote by filling out, signing and dating the proxy card and returning it in the enclosed postage pre-paid envelope or by facsimile to (713) 354-2710. You may vote in person if present at the annual meeting, or are represented at the annual meeting by a proxy. Please contact our investor relations department at 1-800-9Camden, or in Houston at (713) 354-2500, if you have any questions.

                                By Order of the Board of Trust Managers,



                                G. Steven Dawson
                                Senior Vice President--Finance, Chief Financial Officer, Treasurer and Secretary


Houston, Texas
March 26, 1999

                                TABLE OF CONTENTS


THE ANNUAL MEETING                                                             1

BOARD OF TRUST MANAGERS                                                        2

EXECUTIVE OFFICERS                                                             5

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT                 6

SECTION 16 (a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE                       8

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS                                 8

COMPENSATION COMMITTEE REPORT ON EXECUTIVE OFFICER COMPENSATION                8

COMPENSATION OF EXECUTIVE OFFICERS                                            11

PERFORMANCE GRAPH                                                             14

SELECTION OF INDEPENDENT AUDITORS                                             15

POSTPONEMENT OR ADJOURNMENT OF THE MEETING                                    15

SHAREHOLDER PROPOSALS                                                         15

ANNUAL REPORTS                                                                15

                               THE ANNUAL MEETING

     The board of trust managers is soliciting proxies to be used at the annual meeting. This proxy statement and form of proxy are first being sent to shareholders on March 31, 1999.

WHAT YOU ARE VOTING ON

     At the annual meeting, you will be voting on three proposals. Item numbers refer to the numbers on the proxy card.

     Item 1:  Election of eight trust managers.

     Item 2: Ratification of the appointment of Deloitte & Touche LLP as our independent auditors for 1999.

     Item 3: Approval of the postponement or adjournment of the meeting to solicit additional votes, if necessary to approve proposal 1 or 2.

WHO MAY VOTE

     All shareholders of record on the close of business on March 16, 1999 are entitled to vote at the annual meeting. On March 16, 1999, we had 42,374,365 common shares outstanding. Each share is entitled to one vote.

HOW YOU MAY VOTE

     To cast your vote, please complete, date, sign and mail the proxy card in the enclosed postage pre-paid envelope or by facsimile to (713) 354-2710. You may vote in person if you are present at the annual meeting, or are represented at the annual meeting by a proxy. By voting, you will authorize the individuals named on the proxy card, referred to as proxies, to vote your shares according to your instructions. You may specify on the proxy whether your shares should be voted for all, some or none of the nominees for trust manager. You may also specify whether you approve, disapprove or abstain from voting on the proposal that Deloitte & Touche LLP be our independent auditors for 1999 or the proposal that the meeting be postponed or adjourned to solicit additional votes, if necessary to approve proposal 1 or 2.

     IF YOU DO NOT INDICATE HOW YOU WISH TO VOTE FOR ONE OR MORE OF THE NOMINEES FOR TRUST MANAGER IN ITEM 1, THE PROXIES WILL VOTE FOR ELECTION OF ALL OF THE NOMINEES FOR TRUST MANAGER. IF YOU "WITHHOLD" YOUR VOTE FOR ANY OF THE NOMINEES, YOUR VOTE WILL NOT BE COUNTED IN THE TABULATION OF VOTES CAST ON THAT NOMINEE. IF YOU LEAVE ITEM 2 BLANK, THE PROXIES WILL VOTE FOR RATIFICATION OF DELOITTE & TOUCHE LLP AS OUR INDEPENDENT AUDITORS FOR 1999. IF YOU LEAVE ITEM 3 BLANK, THE PROXIES WILL VOTE FOR APPROVAL OF THE POSTPONEMENT OR ADJOURNMENT OF THE MEETING TO SOLICIT ADDITIONAL VOTES, IF NECESSARY TO APPROVE PROPOSAL 1 OR 2. IF YOU ABSTAIN FROM VOTING ON ITEM 2 OR ITEM 3, YOUR VOTE WILL NOT BE COUNTED IN THE TABULATION OF VOTES CAST ON THAT PROPOSAL.

HOW TO REVOKE YOUR PROXY

     You may revoke your proxy at any time before it is exercised in any of three ways:

     1.       by submitting written notice of revocation to our Secretary;

     2. by submitting another proxy that is properly signed and later dated; or

     3.       by voting in person at the meeting.

HOW VOTES ARE COUNTED

     The meeting will be held if a majority of the outstanding common shares entitled to vote is represented at the meeting. If you have returned valid proxy instructions or attend the meeting in person, your shares will be counted for the purpose of determining whether there is a quorum, even if you wish to abstain from voting. Abstentions will not be counted as votes cast on a proposal and will have no effect on the result of the vote on that proposal.

     Broker non-votes occur when proxies submitted by a broker, bank or other nominee holding shares in "street" name do not indicate a vote for some or all of the proposals because they do not have discretionary voting authority and have not receive instructions as to how to vote on those proposals. We will treat broker non-votes as shares that are present and entitled to vote for quorum purposes. However, broker non-votes will not be counted as votes cast on a proposal and will have no effect on the result of the vote on that proposal.

COSTS OF SOLICITATION

     We will pay all of the costs of soliciting proxies on the accompanying form. Some of our trust managers, officers and other employees may solicit proxies personally or by telephone, mail or facsimile. They will not be specially compensated for these solicitation activities. We do not expect to pay any fees for the solicitation of proxies, but may pay brokerage firms and other custodians for their reasonable expenses for forwarding solicitation materials to the beneficial owners of shares.

OTHER MATTERS TO BE ACTED ON AT THE MEETING

     We do not know of any other matter to be presented or acted upon at the meeting. If any other matter is presented at the meeting on which a vote may be properly taken, the shares represented by proxies will be voted in accordance with the judgment of the persons named as proxies on the accompanying proxy card.

                             BOARD OF TRUST MANAGERS

ELECTION OF TRUST MANAGERS  (ITEM 1 ON PROXY CARD)

     There are currently eight trust managers on the board. The board has selected each of the eight current trust managers as a nominee for election at the annual meeting.

     Trust managers elected at the meeting will hold office for a one-year term. Unless you withhold authority to vote for one or more nominees, the persons named as proxies intend to vote for election of the eight nominees.

     All nominees have consented to serve as trust managers. The board has no reason to believe that any of the nominees will be unable to act as trust manager. However, if a trust manager is unable to stand for re-election, the board may either reduce the size of the board or designate a substitute. If a substitute nominee is named, the proxies will vote for the election of the substitute.

     The nominees are as follows:

RICHARD J. CAMPO
Age:                                44
Trust Manager Since:                1993
Principal Occupation:               Chairman  of  the Board and  Chief Executive
                                    Officer of Camden Property Trust since May
                                    1993
Recent Business Experience:         Mr. Campo  was also our President  from June
                                    1993 through December 1993.
Other Directorships:                First   Sierra  Financial  (a  publicly-held
                                    financial services company)

WILLIAM R. COOPER
Age:                                62
Trust Manager Since:                1997
Principal Occupation:               Private Investor
Recent Business Experience:         Prior to April  1997, Mr. Cooper served  for
                                    30 years  in a  variety of  capacities  with
                                    Paragon  Group,  Inc.  or  its  predecessor.
                                    Most recently, Mr. Cooper served as Chairman
                                    of   the   Board  of   Directors  and  Chief
                                    Executive Officer of Paragon Group, Inc.

GEORGE A. HRDLICKA
Age:                                67
Trust Manager Since:                1993
Principal Occupation:               Attorney
Recent Business Experience:         Mr. Hrdlicka  is a founding  partner of  the
                                    law  firm  of  Chamberlain, Hrdlicka, White,
                                    Williams, and  Martin and has been primarily
                                    involved  in the  practice of  tax law since
                                    1965.  He  is  a  regular  lecturer  on  tax
                                    subjects at institutes  and seminars  around
                                    the country and is  board certified as a tax
                                    lawyer   by  the  Texas   Board   of   Legal
                                    Specialization.

SCOTT S. INGRAHAM
Age:                                44
Trust Manager Since:                1998
Principal Occupation:               Private Investor
Recent                              Business Experience:  From 1992 to 1998, Mr.
                                    Ingraham was a director and officer of Oasis
                                    Residential, Inc., most recently serving as its President and Chief Executive Officer.
                                    He  served  as Chief  Financial  Officer  of
                                    Oasis from March 1993 to March 1996. He also served as Executive Vice President of Oasis from March 1993 to June 1994.

LEWIS A. LEVEY
Age:                                57
Trust Manager Since:                1997
Principal Occupation:               Private Investor
Recent Business Experience:         Prior to April 1997, Mr. Levey served for 26
                                    years  in   a  variety  of  capacities  with
                                    Paragon  Group,  Inc.  or  its  predecessor.
                                    Most  recently  Mr.  Levey  served  as  Vice
                                    Chairman of the Board of Directors and as a director of Paragon Group, Inc.

D. KEITH ODEN
Age:                                42
Trust Manager Since:                1993
Principal Occupation:               President  and  Chief  Operating  Officer of
                                    Camden Property Trust since December 1993
Recent Business Experience:         From  July 1993 through  December  1993, Mr.
                                    Oden was a consultant to us.

F. GARDNER PARKER
Age:                                57
Trust Manager Since:                1993
Principal Occupation:               Private Investor
Recent Business Experience:         Mr. Parker has  been involved in structuring
                                    private and venture capital investments for the past fourteen years.

STEVEN A. WEBSTER
Age:                                47
Trust Manager Since:                1993
Principal Occupation:               President and Chief Executive Officer of R&B
                                    Falcon Corporation since 1997
Recent Business Experience:         From the time of its formation in 1991 until
                                    1997, Mr. Webster  was  the  Chief Executive
                                    Officer and Chairman  of the Board of Falcon
                                    Drilling Company, Inc., a predecessor of R&B
                                    Falcon Corporation.
Other Directorships:                Crown Resources Corporation (precious metals
                                    mining),  Greywolf,  Inc.  (land  drilling),
                                    Geokinetics,  Inc.  (seismic   acquisitions)
                                    and Carrizo Oil and Gas, Inc. (oil and gas exploration).

REQUIRED VOTE

     Each of Messrs. Campo, Cooper, Hrdlicka, Levey, Oden, Parker and Webster must be reelected by the affirmative vote of the holders of a majority of the shares present in person or represented by proxy at the annual meeting. Mr. Ingraham must be elected by the affirmative vote of the holders of two-thirds of the shares present in person or represented by proxy at the meeting.

         THE BOARD RECOMMENDS THAT YOU VOTE FOR THE NOMINEES LISTED ABOVE.

BOARD MEETINGS

         The board of trust managers met either in person or by conference call 13 times in 1998. All of the trust managers attended 75% or more of meetings of the board and the committees on which they served during 1998.

AUDIT COMMITTEE OF THE BOARD

Members:                   George A. Hrdlicka
                           Lewis A. Levey

Meetings in 1998:          2

Functions:                 Makes  recommendations  concerning  the engagement of
                           independent  auditors,  reviews with the  independent
                           auditors   the  plans  and   results   of  the  audit
                           engagement, approves professional services provided by the independent auditors, reviews the independence of the independent auditors, and reviews reports on the adequacy of our internal accounting controls.

EXECUTIVE COMMITTEE OF THE BOARD

Members:                   Richard J. Campo
                           William R. Cooper
                           F. Gardner Parker
                           Steven A. Webster

Meetings in 1998:          1

Functions:                 May  approve   the   acquisition   and   disposal  of
                           investments   and  the  execution  of  contracts  and
                           agreements, including those related to the borrowing of money. May also exercise all other powers of the trust managers, except for those that require action by all trust managers or the independent trust managers under our declaration of trust or bylaws or under applicable law.

COMPENSATION COMMITTEE OF THE BOARD

Members:                   George A. Hrdlicka
                           F. Gardner Parker

Meetings in 1998:          3

Function:                  Determines  compensation  for executive officers  and
                           administers  the  Camden  Property  Trust 1993  Share
                           Incentive Plan.

BOARD COMPENSATION

     Trust managers, other than those who are our employees or consultants, are paid the following fees:

     Annual fee                                                        $12,000
     For each  board  meeting  attended  in person                      $1,000
     For each board meeting attended by telephone conference              $250
     For each committee  meeting attended (unless on the same
     day as another meeting)                                              $500

     We also may reimburse trust managers for travel expenses incurred in connection with their activities on our behalf.

     Prior to May 1995, each non-employee trust manager annually received options to purchase 4,000 common shares. We have granted a total of 24,000 options, all of which are vested and expire ten years from the grant date. Beginning in May 1995, each non-employee trust manager receives 2,000 restricted shares upon his election and 2,000 restricted shares on each anniversary of his election. In 1998, Mr. Parker was elected Managing Outside Director. Upon his election, he received 2,000 restricted shares. He will receive 2,000 restricted shares in 1999, and 1,000 shares annually thereafter . We have granted a total of 34,000 restricted shares, 8,000 of which were vested at December 31, 1998. The restricted shares vest in equal increments over five years from date of grant.

                               EXECUTIVE OFFICERS

     There is no family relationship among any of our trust managers or executive officers. No trust manager or executive officer was selected as a result of any arrangement or understanding between that trust manager or executive officer and any other person. All executive officers are elected annually by, and serve at the discretion of, the board.

     Our executive officers are as follows:


NAME                 AGE    POSITION                                RECENT BUSINESS EXPERIENCE
----                 ---    --------                                --------------------------

Richard J. Campo     44     Chairman of the Board of Trust          See "Election of Trust Managers"
                            Managers and Chief Executive            section.
                            Officer (May 1993-present)

D. Keith Oden        42     President and Chief Operating           See "Election of Trust Managers"
                            Officer (December 1993-present)         section.

H. Malcolm Stewart   47     Executive Vice President (September     Senior Vice President-Construction
                            1998-present)                           of Camden Property Trust (December
                                                                    1993-September 1998).  President of
                                                                    the construction division  of a
                                                                    predecessor company (1989-December
                                                                    1993).

G. Steven Dawson     41     Senior Vice President-Finance, Chief    Senior Vice  President-Finance and Chief
                            Financial Officer, Treasurer and        Financial Officer of a predecessor company
                            Secretary (May 1993-present)            (1990-May 1993).

Alison L. Dimick     36     Senior Vice President-Acquisitions      Vice President of Acquisitions of MIG
                            and Dispositions (April 1997-present)   Realty Advisors,    a  pension   fund
                                                                    specializing in multifamily properties
                                                                    (1991-1997).

James M. Hinton      41     Senior Vice President-Development       Vice President of Development of
                            (June 1996-present)                     Camden Development, Inc., one of our
                                                                    wholly-owned subsidiaries (December
                                                                    1993-May  1996).  National Multifamily
                                                                    Asset  Manager of J.E.  Roberts  Company
                                                                    (February 1991-November 1993).


                SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS
                                 AND MANAGEMENT

     The following table shows how many shares are owned by the trust managers and five most highly paid executive officers as of March 16, 1999. The following table also shows how many shares are owned by beneficial owners of more than 5% of our shares as of March 16, 1999. Unless otherwise noted, each person has sole voting and investment power over the shares indicated below.



               Name and Address of Beneficial Owners (1)                    Shares Beneficially Owned (2)(3)
------------------------------------------------------------------------   -----------------------------------
                                                                             Amount         Percent of Class
                                                                           ------------    -------------------
Wellington Management Company, LLP (4)                                       3,202,372            7.6%
LaSalle Advisors Capital Management, Inc. (5)                                2,831,036            6.7%
Vanguard/Windsor Funds, Inc.-Windsor Fund (6)                                2,369,400            5.6%
William R. Cooper                                                            1,087,835            2.5%
PGI Associates, L.P.                                                           797,495            1.8%
Richard J. Campo                                                               712,735            1.7%
D. Keith Oden                                                                  709,447            1.7%
Lewis A. Levey                                                                 603,664            1.4%
Scott S. Ingraham                                                              325,242             *
H. Malcolm Stewart                                                              97,058             *
G. Steven Dawson                                                                86,229             *
James M. Hinton (7)                                                             41,434             *
Steven A. Webster                                                               12,533             *
F. Gardner Parker (8)                                                           10,933             *
George A. Hrdlicka                                                              10,533             *
All trust managers and executive officers as a group (12 persons) (9)        3,479,540            7.7%


*        Less than 1%

(1) The address for Wellington Management Company, LLP is 75 State Street, Boston, Massachusetts 02109. The address for Vanguard/Windsor Funds, Inc.-Windsor Fund is P. O. Box 2600, Valley Forge, Pennsylvania 19482. The address for ABKB/LaSalle Securities Limited Partnership and LaSalle Advisors Capital Management is 200 East Randolph Drive, Chicago, Illinois 60601. The address for PGI Associates, L.P. is Ten Thousand North Central Expressway, Suite 1150, Dallas, Texas 75231. The address for Messrs. Cooper, Campo, Oden, Levey, Stewart, Dawson, Hinton, Webster, Parker and Hrdlicka is c/o Camden Property Trust, Three Greenway Plaza, Suite 1300, Houston, Texas 77046.

(2) These amounts include the following shares that the following persons had a right to acquire within 60 days after March 16, 1999 that are restricted shares held in a rabbi trust, through the exercise of options and through the exchange of units of limited partnership interest in Camden Operating, L.P. Each unit is exchangeable for one common share. We may elect to pay cash instead of issuing shares upon a tender of units for exchange.

                             Restricted Shares Held
                                                   in a Rabbi Trust             Options            Units
                                                ------------------------  ----------------- ------------------
         William R. Cooper                                 444                     ----      1,083,386 (a)(b)
         Richard J. Campo (a)                           58,716                  371,082           ----
         D. Keith Oden (a)                              58,106                  371,082           ----
         Lewis A. Levey                                    444                     ----        540,959 (b)
         Scott S. Ingraham                                ----                  265,650           ----
         H. Malcolm Stewart                             25,892                   60,777           ----
         G. Steven Dawson                               23,019                   55,610           ----
         James M. Hinton                                17,234                   18,444           ----
         Steven A. Webster                               1,333                    8,000           ----
         F. Gardner Parker                               1,333                    8,000           ----
         George A. Hrdlicka                              1,333                    8,000           ----
         All trust managers and executive
             officers as a group                       191,742                1,185,035      1,383,404


         (a) Includes 797,495 units held by PGI Associates, L.P., the general partner of which is controlled by Mr. Cooper, and 21,978 units held by WRC Holdings, Inc., which is controlled by Mr. Cooper.

         (b) Includes 240,941 units held by Gateway Associates I, L.P. Messrs. Cooper and Levey are the general partners of the general partner of Gateway Associates I, L.P.

(3) The amounts exclude the following unvested restricted shares held in a rabbi trust and unvested options.


                                                         Unvested Restricted Shares          Unvested
                                                           Held in a Rabbi Trust              Options
                                                        -----------------------------    -------------------
         William R. Cooper                                            3,378                         ----
         Richard J. Campo (a)                                        80,272                      476,667
         D. Keith Oden (a)                                           80,272                      476,667
         Lewis A. Levey                                               3,378                         ----
         H. Malcolm Stewart                                          27,093                       57,553
         G. Steven Dawson                                            19,312                       47,220
         James M. Hinton                                             19,412                       46,887
         Steven A. Webster                                            5,689                         ----
         F. Gardner Parker                                            7,689                         ----
         George A. Hrdlicka                                           5,689                         ----
         All trust managers and executive
             officers as a group                                    265,736                    1,161,773


         (a) Does not include 9,348 shares of the 18,696 shares owned by Centeq Realty, Inc. Messrs. Oden and Campo each own 50% of the common shares of Centeq Realty, Inc.

(4) Based on information contained in an amendment to Schedule 13G filed with the SEC on February 10, 1999, as of December 31, 1998, Wellington Management Company, LLP, in its capacity as investment advisor, possessed shared dispositive power over 3,202,372 shares, which are held of record by its clients.

(5) Based on information contained in an amendment to Schedule 13G filed with the SEC on February 16, 1999, as of December 31, 1998, ABKB/LaSalle
     Securities Limited Partnership possessed sole voting power over 271,576 shares, shared voting power over 1,907,985 shares, sole dispositive power over 241,276 shares and shared dispositive power over 2,021,594 shares, and LaSalle Advisors Capital Management, Inc. possessed sole voting power over

     227,800 shares, shared voting power over 35,600 shares, sole dispositive power over 227,800 shares and shared dispositive power over 340,366 shares.

(6) Based on information contained in an amendment to Schedule 13G filed with the SEC on February 10, 1999, as of December 31, 1998, Vanguard/Windsor Funds, Inc.-Windsor Fund possessed sole voting power and shared dispositive power over 2,369,400 shares.

(7) Includes 2,210 shares that are held in trusts for the benefit of Mr. Hinton's two minor children, for whom Mr. Hinton and his wife are the trustees.

(8) Includes 200 shares that are held by Mr. Parker's wife and 100 shares that are held in trusts for the benefit of Mr. Parker's two children, for whom his wife is the trustee.

(9) Shares and/or units beneficially owned by more than one individual have been counted only once for this purpose.

            SECTION 16 (A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Based on our records and other information, we believe that all SEC filing requirements applicable to our trust managers and officers were complied with in 1998.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     One of our nonqualified-REIT subsidiaries has made unsecured, full recourse loans to Messrs. Campo and Oden of $900,000 each. Messrs. Campo and Oden used the proceeds of these loans to purchase common shares. The loans have the following terms:

                  Maturity:               2004
                  Interest Rate:          5.23% per year
                  Repayment Dates:        Principal due at maturity and interest
                                          payable quarterly

     We provide residential services for properties that are owned by limited partnerships in which Mr. Cooper has ownership interests. In 1998, we earned about $159,000 in management fees on these properties.

     In connection with the merger with Oasis Residential, we entered into a consulting agreement with Mr. Ingraham. In this agreement, Mr. Ingraham agreed to locate potential investment opportunities in California through Camden Capital, Inc., one of our subsidiaries. In 1998, we paid about $184,000 in consulting fees to Mr. Ingraham.

         COMPENSATION COMMITTEE REPORT ON EXECUTIVE OFFICER COMPENSATION

     The compensation committee administers our executive compensation program. The compensation committee consists entirely of non-employee trust managers.

OBJECTIVES

         Our executive compensation program aims to:

               Support our business objectives to produce consistent earnings growth and selectively invest in favorable markets;

               Attract, reward, motivate and retain talented executives;

               Tie executive compensation to our financial performance and portfolio growth; and

               Link executives' goals with shareholders' interests.

TYPES OF COMPENSATION

     Our executive compensation system consists of three elements:

               base salary;

               annual bonus; and

               long-term compensation, which includes grants of restricted shares and options.

     The compensation committee does not allocate a fixed percentage of compensation to these three elements. Nor, except when awarding bonuses, does the compensation committee use specific qualitative or quantitative measures or factors in assessing individual performance.

BASE SALARY

     The compensation committee wants the compensation of our executive officers to be competitive within our industry and with companies of similar size and complexity. The compensation committee reviews data on other companies' compensation. Based on this review, and an assessment of our overall corporate performance and the executive's specific job duties, experience and impact on our financial performance and short- and long-term growth, the compensation committee decides on base salary levels and annual increases.

BONUS COMPENSATION

     Executive officers may receive bonuses that are intended to reward them for their contribution to the achievement of our business objectives. Award levels are determined for each executive, as a percentage of base salary, based on the executive's responsibilities, the achievement of corporate goals, the achievement of individual goals and, in part, a discretionary evaluation by the compensation committee. Corporate goals are based on operating performance, as measured by our funds from operations. Individual goals include both objective financial measures and subjective factors, such as efficient management of capital resources or successful acquisitions or development.

LONG-TERM COMPENSATION

     Because today's business decisions affect us over a number of years, long-term incentive awards are tied to our performance and the long-term value of our shares. Grants of restricted shares and options to purchase common shares are an important part of our long-term compensation plan. The executives who receive grants only gain when shareholders gain--when share value increases. During 1998, the compensation committee did not follow any firmly established formula for the issuance of long-term compensation. Instead, grants were made based on an assessment of corporate performance and the performance of the executive's department.

     The compensation committee granted 1,037,830 options to seven executives for 1998. Holders of at least 20,000 vested options are eligible for reloads upon the exercise of the options. Options vest 33% on the next three anniversaries of the date of grant.

     To more fully tie compensation to long-term performance, executives must receive between 25% and 50% of their annual bonuses in restricted shares. Restricted shares are valued at 150% of the cash value of the corresponding portion of the bonus. The number of shares to be issued is determined based on the market share price at the date of grant. Restricted shares vest 25% on the grant date and 25% on each of the next three anniversaries of the grant date.

     The compensation committee has established a rabbi trust in which granted restricted shares may be placed for the benefit of certain officers. Vested restricted shares and the dividends that are paid on restricted shares held by the rabbi trust may be purchased by the officer at any time within 20 years from the date of vesting of such shares. The purchase price of the restricted shares is (1) 10% of the fair value of the shares on the date that the shares were placed to the rabbi trust and (2) 5% of the amount of dividends declared and paid into the rabbi trust with respect to such shares.

CEO PERFORMANCE EVALUATION

         For 1998, the compensation committee increased Mr. Campo's base salary by 3.4% and granted him restricted shares, options and a bonus based upon a variety of factors, including the following:

              an increase of $0.33 per share or 12.5% in funds from operations (which we consider to be an appropriate measure of performance of an equity REIT) over 1997;

              the successful completion of our 1998 objectives to grow earnings with a diversified portfolio;

              the successfully acquisition and integration of Oasis Residential, Inc.;

              increased profitability resulting from the addition of newly developed properties; and

              disciplined management of assets.

     This section of the proxy statement is not deemed "filed" with the SEC and is not incorporated by reference into our Annual Report on Form 10-K.

     This executive officer compensation report is given by the following members of the compensation committee:


                               F. Gardner Parker
                               George A. Hrdlicka

COMPENSATION OF EXECUTIVE OFFICERS

     The table below shows the pre-tax compensation for the last three years for our Chief Executive Officer and the four next highest paid executive officers at the end of 1998.

                           SUMMARY COMPENSATION TABLE


                                                        Annual Compensation           Long-Term Compensation
                                                     ---------------------------------------------------------------
                                                                                                        Securities
                                                                                  Restricted Share      Underlying
Name and Prinicpal Position                   Year       Salary        Bonus(1)     Awards(1)(2)     Options (3)(4)(5)
---------------------------                 -------- ------------- ------------- ------------------ -----------------
Richard J. Campo                             1998    $    258,000  $    170,313  $        649,827            537,749
Chairman of the Board and Chief              1997         249,493       137,500         1,211,719            160,000
Executive Officer                            1996         241,055       123,750           765,313            150,000

D. Keith Oden                                1998    $    258,000  $    170,313  $        649,827            537,749
President and Chief Operating                1997         249,493       137,500         1,211,719            160,000
Officer                                      1996         241,055       123,750           765,313            150,000

H. Malcolm Stewart                           1998    $    190,000  $    103,125  $        183,875             46,330
Executive Vice President                     1997         157,448       101,250           400,156             20,000
                                             1996         152,125        61,875           321,750                 --

James Hinton                                 1998    $    160,000  $     85,938  $        144,938             35,330
Senior Vice President--Development           1997         134,600        68,750           323,500             20,000
                                             1996         130,000        30,938           205,313                 --

G. Steven Dawson                             1998    $    175,000  $     68,750  $        130,875             35,830
Senior Vice President--Finance,              1997         144,147        61,875           226,500             20,000
Chief Financial Officer, Treasurer and       1996         139,275        56,375           280,103                 --
Secretary


-----------------------

(1) The compensation committee requires executives to receive between 25% and 50% of their annual bonus in restricted shares. Restricted shares are valued at 150% of the cash value of the corresponding portion of the bonus. The number of shares issued was determined based on the market share price at the date of grant. Restricted shares vest 25% on the grant date and 25% on each of the next three anniversaries of the grant date. Vested restricted shares are included in the above table under "Bonus" and the unvested restricted shares are included in the above table under "Restricted Share Awards."

(2) At December 31, 1998, the aggregate value of the 308,313 restricted shares outstanding based on the closing share price of $26.00 at December 31, 1998 was $8,016,138. In January 1999, Camden awarded 46,394 restricted shares. These grants were awarded based on 1998 corporate and individual performance. The aggregate value of restricted shares, including the grants made in January 1999, based on the share price of $26.00 on December 31, 1998, was $9,222,382. Distributions on restricted shares were paid at the same rate as paid to all shareholders.

(3) Includes a total of 340,000 options granted in January 1999, which related to 1998 corporate and individual performance. All options vest 33% on the next three anniversaries of the date of grant.

(4) Includes 235,498 options granted in 1998 for reloads upon the exercise of previously granted options.

(5) Includes a total of 70,000 options granted for 1998 that have dividend equivalent rights attached. These rights allow the option holders to receive a dividend equivalent to the amount paid to common shareholders if Camden reaches certain financial levels.

     The following two tables gives more information on options, which were awarded to the five executive officers based on 1998 corporate and individual performance. The tables below includes a total of 340,000 options granted in January 1999.


                       OPTION GRANTS IN LAST FISCAL YEAR

                                                                                          Potential Realizable
                                                                                            Value at Assumed
                             Number of   Percent of Total                                 Annual Rates of Share
                              Common         Options                                      Price Appreciation For
                              Shares        Granted to                                         Option Term (1)
                            Underlying      Employees          Exercise                  ------------------------
                              Options          For            Price per      Expiration
Name                        Granted (2)       1998              Share          Date (2)       5%           10%
--------                  -------------- ---------------- ----------------- ------------ ------------ -----------
Richard J. Campo                300,000             19%   $       29.4375       4/1/08   $5,554,050   $14,074,650
                                120,000              8%           24.8750      1/29/09    1,877,280     4,757,280

D. Keith Oden                   300,000             19%           29.4375       4/1/08    5,554,050    14,074,650
                                120,000              8%           24.8750      1/29/09    1,877,280     4,757,280

H. Malcolm Stewart                6,330              0%           29.4375       4/1/08      117,190       296,975
                                 40,000              3%           24.8750      1/29/09      625,760     1,585,760

James M. Hinton                   5,330              0%           29.4375       4/1/08       98,677       250,060
                                 30,000              2%           24.8750      1/29/09      469,320     1,189,320

G. Steven Dawson                  5,830              0%           29.4375       4/1/08       99,603       252,405
                                 30,000              2%           24.8750      1/29/09      469,320     1,189,320


(1) These columns present hypothetical future values that might be realized upon exercise of the options, minus the exercise price. These values assume that the market price of our shares at the date of grant appreciates at a five and ten percent compound annual rate over the ten-year term of the options. The five and ten percent rates of price appreciation are presented as examples under the SEC's proxy rules and do not necessarily reflect management's assessment of our future share price performance. These potential realizable values are not intended to indicate the value of the options.

(2) All options vest 33% on the next three anniversaries of the date of grant and expire ten years from date of grant.

                 AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                        AND FISCAL YEAR-END OPTION VALUES


                                                     Number of Common Shares
                                                     Underlying Unexercised          Value of Unexercised
                                                           Options at               In-The-Money Options at
                            Shares                    December 31, 1998 (1)          December 31, 1998 (1)
                           Acquired               ---------------------------- ---------------------------------
                              on         Value
 Name                      Exercise     Realized   Exercisable   Unexercisable    Exercisable    Unexercisable
--------                ------------- ----------- ------------- -------------- ---------------- ----------------
Richard J. Campo              32,251  $  931,250       167,749     680,000      $    -----      $       135,000

D. Keith Oden                 32,251     931,250       167,749     680,000           -----              135,000

H. Malcolm Stewart             -----       -----        52,000      66,330          208,000              45,000

James M. Hinton                -----       -----        10,000      55,330           20,000              33,750

G. Steven Dawson               -----       -----        47,000      55,830          188,000              33,750


(1) These year-end values represent the difference between the fair market value of the shares subject to options (based on the share price of $26.00 on December 31, 1998) and the exercise prices of the options. "In-the-money" means that the fair market value of the shares is greater than the option's exercise price on the valuation date.

EMPLOYMENT AGREEMENTS

     We have entered into an employment agreement with each of Messrs. Campo, Oden, Stewart, Dawson and Hinton. The agreements expire August 20, 2000. The agreements provide for minimum salary levels as well as various incentive compensation arrangements, which are payable based on the attainment of specific goals. The agreements also provide for severance payments if certain situations occur, such as termination without cause or a change of control. The severance payments vary based on the officer's position and amount to one times the current salary base for Messrs. Stewart, Dawson and Hinton and 2.99 times the average annual compensation over the previous three fiscal years for Messrs. Campo and Oden. Six months prior to expiration, unless notification of termination is given, these agreements extend for one year from the date of expiration.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

No member who served on our Compensation Committee during 1998 was either:

      1)       an officer or employee during 1998;
      2)       a former officer; or
      3) was party to any material transaction described earlier in the "Certain Relationships and Related Transactions" section.

No executive officer served as a member of the compensation or similar committee or board of directors at any entity whose members served on our Compensation Committee.

                                PERFORMANCE GRAPH

     SEC rules require proxy statements to contain a performance graph comparing, over a five-year period, the performance of our shares against the Standard & Poor's 500 Composite Stock Index and against either a published industry or line-of-business index or group of peer issuers. We chose the National Association of Real Estate Investment Trusts All Equity Index (excluding health care real estate investment trusts) as the relevant index. The graph assumes the investment of $100 on July 31, 1993 (the month that our initial public offering was consummated) and quarterly reinvestment of dividends.


                              CAMDEN PROPERTY TRUST


                            TOTAL RETURN PERFORMANCE


                    Jul-93        Dec-93        Dec-94         Dec-95        Dec-96        Dec-97        Dec-98
                 ------------- ------------- -------------- ------------- ------------- ------------- --------------
Camden              100.0         111.6          118.3         122.9         159.7         181.1          162.8
NAREIT              100.0          99.2          102.2         116.7         159.2         191.8          158.2
S&P 500             100.0         105.4          106.8         146.8         180.5         240.7          309.5


                       SELECTION OF INDEPENDENT AUDITORS
                             (ITEM 2 ON PROXY CARD)

     The audit committee has selected Deloitte & Touche LLP as our independent auditors for 1999.

     Representatives of Deloitte & Touche LLP will be present at the meeting and will have the opportunity to make a statement if they desire to do so. These representatives will also be available to respond to appropriate questions.

REQUIRED VOTE

     The proposal will be approved if it receives the affirmative vote of a majority of shares represented in person or by proxy at the meeting.

     THE BOARD RECOMMENDS THAT YOU VOTE FOR APPROVAL OF THE APPOINTMENT OF DELOITTE & TOUCHE LLP.

                   POSTPONEMENT OR ADJOURNMENT OF THE MEETING
                             (ITEM 3 ON PROXY CARD)

     You must approve the postponement or adjournment of the meeting for the solicitation of additional votes, if necessary to approve proposal 1 or 2.

REQUIRED VOTE

     The proposal will be approved if it receives the affirmative vote of a majority of votes cast at the meeting, whether or not a quorum is present.

     THE BOARD RECOMMENDS THAT YOU VOTE FOR APPROVAL OF THE POSTPONEMENT OR ADJOURNMENT OF THE MEETING TO SOLICIT ADDITIONAL VOTES, IF NECESSARY TO APPROVE PROPOSAL 1 OR 2.

                              SHAREHOLDER PROPOSALS

     We must receive any shareholder proposal intended for inclusion in the proxy materials for the annual meeting to be held in 2000 no later than December 31, 1999.

                                 ANNUAL REPORTS

     Our 1998 annual report, including consolidated financial statements, is being mailed to you along with this proxy statement.

                             CAMDEN PROPERTY TRUST
                        FORM OF PROXY FOR ANNUAL MEETING
                            TO BE HELD MAY 13, 1999


        THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUST MANAGERS.

The undersigned hereby appoints Richard J. Campo, D. Keith Oden and G. Steven Dawson, or any of them, proxies of the undersigned, with full powers of substitution, to vote all of the common shares of beneficial interest of Camden Property Trust that the undersigned is entitled to vote at the Annual Meeting to be held on May 13, 1999 and at any adjournment thereof, and authorizes and instructs said proxies to vote as set forth on the reverse side.


     THE BOARD OF TRUST MANAGERS RECOMMENDS A VOTE FOR ALL NOMINEES LISTED IN PROPOSAL 1 AND FOR PROPOSALS 2 AND 3.

      IMPORTANT - THIS PROXY MUST BE SIGNED AND DATED ON THE REVERSE SIDE.

X   PLEASE MARK YOUR VOTES AS IN THIS EXAMPLE.

1.  Election of Trust Managers                            FOR              WITHHOLD               NOMINEES:
    Instruction:  To withhold authority to                                AUTHORITY         Richard J. Campo
    vote for any individual nominee, write                                 FOR ALL          William R. Cooper
    in that nominee's name on the lines                                   NOMINEES          George A. Hrdlicka
    below.                                                                                  Scott S. Ingraham
                                                                                            Lewis A. Levey
                                                                                            D. Keith Oden
                                                                                            F. Gardner Parker
                                                                                            Steven A. Webster

2.  Ratification of the appointment of                    FOR              AGAINST                 ABSTAIN
    Deloitte & Touche LLP as independent
    auditors

3. Approval of the postponement or adjournment of the meeting for the solicitation of additional votes, if necessary to approve proposal 1 or 2.



     In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.



                               This Proxy when properly executed will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, this Proxy will be voted FOR all nominees listed in Proposal 1 and FOR Proposals 2 and 3.

                               PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.


                               --------------------------------
                               Signature

                               Dated:  _____________________, 1999

                               NOTE: Please sign name exactly as it appears on the share certificate. Only one of several joint owners need to sign. Fiduciaries should give full title.